® Proteins by Design® XmAb® Antibody Therapeutics Corporate Overview January 2025

2 Forward-Looking Statements Certain statements contained in this presentation, other than statements of historical fact, may constitute forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Xencor's development plans and timelines; potential regulatory actions; expected use of cash resources; the timing and results of clinical trials; the plans and objectives of management for future operations; and the potential markets for Xencor's product and development candidates. Forward-looking statements are based on the current expectations of management and upon what management believes to be reasonable assumptions based on information currently available to it, and involve numerous risks and uncertainties, many of which are beyond Xencor's control. These risks and uncertainties could cause future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Such risks include, but are not limited to, potential delays in development timelines or negative preclinical or clinical trial results, reliance on third parties for development efforts and changes in the competitive landscape including changes in the standard of care, as well as other risks described in Xencor's filings with the Securities and Exchange Commission (SEC). Xencor expressly disclaims any duty, obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Xencor's expectations with regard thereto of any subsequent change in events, conditions or circumstances on which any such statements are based, except in accordance with applicable securities laws. For all forward-looking statements, we claim the protection of the safe harbor for forward looking statements contained in the Private Securities Litigation Reform Act of 1995.

Proven Power of XmAb® Engineering: Proteins By Design®

Small changes, big functional impacts

- XmAb Fc Domains augment native immune functions in molecules and/or control their structure, while preserving desired attributes
- XmAb engineered antibodies are designed to solve complex biologic problems
- Strong patent portfolio with over 1,600 patents issued and pending worldwide


PLUG & PLAY TOOLKITS
FOR RAPID PROTOTYPING
RATIONALLY ENGINEERED
XMAB DRUG CANDIDATES

Advancing an optimized portfolio of XmAb drug candidates

- **Oncology:** 3 novel TCEs advancing in Phase 1 studies; narrow focus for vudalimab in mCRPC and 1L NSCLC
- **Autoimmune**: Study initiations and plans
  - ✓ 4Q'24: XmAb942 (Xtend™ TL1A)
  - 1H'25: Plamotamab (CD20xCD3) in RA
  - 2H'25: XmAb657 (CD19xCD3)



XmAb Bispecific T-cell Engagers (TCEs)

Xtend™ Antibodies with Potential Best-in-class Half-life Extension

Partnerships leverage modular XmAb technology

- More than 15 technology license partnerships greatly broadens scope with little-to-no effort
- Multiple commercialized XmAb antibodies

ULTOMIRIS® MONJUVI®/MINJUVI®

COLLABORATION PORTFOLIO INCLUDES

Johnson&Johnson Innovative Medicine | AMGEN | ALEXION AstraZeneca Rare Disease | Incyte | Genentech A Member of the Roche Group | GILEAD | VIR | astellas

Registered trademarks: Ultomiris® (Alexion Pharmaceuticals, Inc.), Monjuvi® & Minjuvi® (Incyte Holdings Corp.)

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4 World-leading protein engineers and proven XmAb® Fc platforms, supported by strong financial position of approximately $707 million* Experienced drug development team deliver rapid proof-of-concept clinical studies Rapidly prototype and optimize XmAb® drug candidates, designed with purpose to solve complex biological engineering problems Long-term potential benefit for patients through strict evaluation of data and competition to drive internal advancement towards commercialization or collaboration Xencor’s Disciplined Drug Development Strategy Validated Best-in-Class XmAb® Platforms Optimally Engineered Novel Drug Candidates Maximize Outcomes for All Stakeholders Focused Clinical Execution XmAb® Drug Development Model * Unaudited. As of 12/31/2024. Includes cash, cash equivalents & marketable debt. Updated 13-Jan-2025.

Next-Gen XmAb® Drug Design in Oncology & Autoimmune Diseases

Pipeline focus on T-cell engagers and bispecific mechanisms

Program	Targets	XmAb® Platforms	Indications	Discovery	Preclinical	Phase 1	Phase 2	Phase 3
Solid Tumor Oncology: T-cell Engagers (CD3 & CD28)								
XmAb819	ENPP3 x CD3	2+1 Bispecific	ccRCC					
XmAb808	B7-H3 x CD28	2+1 Bispecific, Xtend™	Prostate cancer, oncology	+ pembrolizumab				
XmAb541	CLDN6 x CD3	2+1 Bispecific, Xtend	Ovarian cancer, oncology					
XmAb Program	Undisclosed TCE	Bispecific, Xtend	Solid tumor oncology					
Solid Tumor Oncology: T-cell Selective, Dual Checkpoint Inhibitor								
Vudalimab	PD-1 x CTLA-4	Bispecific, Xtend	mCRPC	+/- chemotherapy				
			1L NSCLC	+ chemotherapy				
Immunology Programs								
Plamotamab	CD20 x CD3	Bispecific	Rheumatoid Arthritis				1H'25	
XmAb942	TL1A	Xtend, FcKO	Inflammatory Bowel Diseases (IBD)					
XmAb657	CD19 x CD3	2+1 Bispecific, Xtend	Autoimmune Diseases			2H'25		
XmAb Program	TL1A x IL23	Bispecific, Xtend	Autoimmune Diseases					

ccRCC clear cell renal cell carcinoma **NSCLC** non-small cell lung cancer
mCRPC metastatic castration-resistant prostate cancer **FcKO** Fc knock out

Key Solid tumors | Immunology | Planned Study Initiation

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XmAb® Technologies Create Numerous Differentiated Antibodies for Technology Partners

Technology licensing expands pipeline with very little opportunity cost

Selected Programs	Fc Domain	Indications	Preclinical	Phase 1	Phase 2	Phase 3	Marketed	Commercial Rights
Ultomiris®	Xtend™	PNH, aHUS, gMG, NMOSD						ALEXION AstraZeneca Rare Disease
Monjuvi®	Cytotoxic	DLBCL						Incyte
Obexelimab	Immune Inhibitor	IgG4-RD, wAIHA						Zenas BioPharma
Tobevibart (VIR-3434)	Cytotoxic Xtend	Hepatitis B Hepatitis D						VIR
Xaluritamig STEAP1 x **CD3**	2+1 Bispecific	Prostate cancer						AMGEN
Efbalropendekin alfa IL15/IL15Rα-Fc	Bispecific Xtend	r/r multiple myeloma	+ cevostamab					Genentech A Member of the Roche Group
ASP2138 CLDN18.2 x **CD3**	2+1 Bispecific	Oncology						astellas
JNJ-9401 PSMA x **CD28**	Bispecific	Prostate cancer						Johnson&Johnson Innovative Medicine
JNJ-1493 CD20 x **CD28**	Bispecific	Heme-Onc						Johnson&Johnson Innovative Medicine

Xevudy® (sotrovimab), with Xencor's Xtend™ Fc Domain, was provided under emergency use authorization for COVID-19, but is not currently authorized in the U.S.

Key XmAb Bispecific | XmAb Tech (Non-BsAb)

Registered trademarks: Ultomiris® (Alexion Pharmaceuticals, Inc.), Monjuvi® (Incyte Holdings Corp.), Xevudy® (Glaxo Group Limited)

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XmAb® Bispecific T Cell Engagers

*XmAb **2+1** Bispecific Antibody Format*

XmAb819 (ENPP3 x CD3)

XmAb541 (CLDN6 x CD3)

XmAb808 (B7-H3 x CD28)

xencor®

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XmAb® T Cell Engagers Use Multiple Formats and Affinity Designs to Customize for Each Tumor Target

XmAb® 1+1



Targets: tumor antigen (e.g., CD20, CD38)
1 Fab
1 scFv
Targets: CD3 or CD28

Example

Plamotamab CD3

XmAb® 2+1



Targets: tumor antigen (e.g., ENPP3, STEAP1, Claudin 18.2, B7-H3)
2 Fabs
1 ScFv
Targets: CD3 or CD28

Examples

Xaluritamig CD3

ASP2138 CD3

XmAb819 CD3

XmAb541 CD3

XmAb808 CD28



Tuned 2+1 Format = Selective Reactivity
Normal cell
Tumor cell
<

CD3 affinity tuned for reduction of cytokine release syndrome and off-tumor cell killing

Tumor antigen binding affinity tuned for tumor expression density and to match format

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XmAb®819: CD3 T-cell Engager for Renal Cell Carcinoma in Phase 1

Encouraging Initial Data in Ongoing Dose Escalation in ccRCC

XmAb 2+1 Design


anti-ENPP3
2 Fabs
anti-CD3
1 scFv
Bispecific
Fc Domain

XmAb819 (ENPP3 x CD3)

ENPP3: high RCC; low healthy tissues


ENPP3 gene expression (TPM) (log2)
Primary Tumor
Normal Tissue
10
8
6
4
2
0
Bladder
Breast
Colon
Kidney
Liver
Lung
Ovary
Prostate
Skin
Soft tissue,Bone

Selective T cell directed cytotoxicity


% Cytotoxicity
100
80
60
40
20
0
1
10
100
1000
10000
mAb [ng/mL]
Hi ENPP3
Lo ENPP3

Phase 1 Dose Escalation Study

- Dose escalation ongoing in relapsed/refractory clear cell RCC
  - Nearly uniform high ENPP3 expression in ccRCC
- In parallel, intravenous and subcutaneous cohorts dosing weekly, with priming and step-up doses
- Following determination of RP2D, expansion cohorts planned in ccRCC and other histologies with high ENPP3 expression
- Companion diagnostic under development for potential patient selection in other histologies
  - Evaluation of expansion into additional tumor types is ongoing

Observed in dose escalation (update 09-Sep-2024)

- Clear initial evidence of anti-tumor activity, including RECIST responses, in recent cohorts
- Duration of treatment for several patients in earlier dose cohorts has extended beyond one year
- Cytokine release syndrome (CRS) manageable
- No MTD reached; tolerability from recent dose cohorts continues to support dose escalation
- Investigators remain highly engaged, and enrollment into new dose cohorts has been rapid

- **Clinical update and first dose expansion cohort expected to start during 1H'25**

NCT05433142

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10 XmAb®541: CD3 T-cell Engager for Ovarian Cancer & Solid Tumors XmAb541 (CLDN6 x CD3) Phase 1 Dose Escalation StudyXmAb 2+1 Design Highly selective for CLDN6 over CLDN9 • Differential expression in cancerous tissue presents CLDN6 as an intriguing target • CLDN family members, which are small membrane proteins, have high sequence identity, complicating antibody design • XmAb541 engineered for CLDN6 selectivity over similar CLDN9, CLDN3 and CLDN4 anti-CD3 1 scFv Bispecific Fc Domain anti-CLDN6 2 Fabs NCT06276491 Xtend 0 1 2 3 4 5 6 0 5,000 10,000 Log [Antibody (pM)] M FI (A F6 47 ) GCT Endometrial Ovarian Representative IHC from enrollment • Ongoing Phase 1 study, initiated in 1H24 • Enrolling patients with ovarian, endometrial and germ cell tumors • CLDN6 CDx pre-screening for patients with ovarian and endometrial cancers, but not required for GCT CLDN6 CLDN9

11 XmAb541 Extensively Engineered for High Selectivity Against CLDN6 Versus Closest Family Members 0.1 1 10 10 0 10 00 10 00 0 10 00 00 10 00 00 0 0 5000 10000 Conc. (ng/mL) M FI (A F6 47 ) CLDN17 CLDN8 CLDN4 CLDN3 CLDN9 CLDN6 0.5 1.5 2.0 0.5 1.5 2.0 Normalized CLND6 Binding N or m al iz ed C LD N 9 Bi nd in g Single Mutation Double/Triple Mutation Parent Clone 0 0 Fv in XmAb541 AACR 2021 XmAb541 Parent clone data presented at AACR, April 2021.

CD28 Bispecific Antibodies Provide a Boost to T Cell Activation

CD28 provides "Signal 2" activation


CD3 Bispecific or
Checkpoint Inhibitor
(Signal 1)
CD3
1
TCR
MHC
T cell
Tumor
cell
2
CD28
TAA
CD28 Bispecific
(Signal 2)

XmAb® CD28 T cell engagers feature low affinity, monovalent binding

- Avoid historic CD28 safety concerns (superagonism)
- Well behaved: stable, silent FcγR interactions, with Xtend™ Fc technology
- Potential to combine with anti-PD1 and/or CD3 T cell engagers

Multiple wholly owned early-stage and actively advancing programs

- Ongoing Phase 1 study of XmAb808 (B7-H3 x CD28) in combination with pembrolizumab in solid tumors
- Presented preclinical data from multiple research-stage programs targeting CEACAM5, STEAP1, ENPP3, Trop2 and MSLN

Two narrow, target-limited collaborations with J&J for CD28 bispecifics

- JNJ-9401 (PSMA x CD28; Phase 1) for combination with J&J CD3 bispecifics; collaboration includes access to J&J prostate-cancer franchise for clinical combinations across Xencor's portfolio
- JNJ-1493 (CD20 x CD28; Phase 1) for J&J's use in combination with agents, such as CD3 bispecifics

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XmAb808: Tumor-specific CD28 T-cell Engager Targeted to Broadly Expressed Tumor Antigen B7-H3 in Phase 1

XmAb 2+1 Design



anti-B7-H3
2 Fabs
anti-CD28
1 Fab
Xtend™
Bispecific
Fc Domain

XmAb CD28 T Cell Engagers

Designed to enhance selective T cell activation through CD28 (Signal 2) when in the presence of tumor cells

- Feature low affinity, monovalent binding to CD28
- Avoid CD28 safety concerns (superagonism)
- Well behaved: stable, silent FcγR interactions, with Xtend™ Fc technology
- Potential to combine with anti-PD1 and/or CD3 T cell engagers (Signal 1)

B7-H3 is Broadly Expressed in Solid Tumors

High expression in prostate cancer and others (kidney, breast, lung, etc.)



Primary Tumor B7-H3
Normal Tissue B7-H3
Bladder
Breast
Cervix
Colon
Head and Neck region
Kidney
Liver
Lung
Ovary
Prostate
Skin
Soft tissue, Bone

B7-H3 RNA expression (TCGA)

Phase 1 Dose Escalation Study

- Dose-escalation cohorts are continuing per protocol[1], enrolling patients with multiple tumor types (prostate, ovarian, HNSCC, urothelial and others), majority with mCRPC
  - Combination with anti-PD1 (Signal 1); pembrolizumab added on third dose, included in all dose escalation cohorts
- Tolerability remains supportive of continued combination with per label dosing of pembrolizumab
- Safety data have supported adding cohorts with Day 1 start for dosing the combination of XmAb808 and pembrolizumab, along with cohorts that use a four-week XmAb808 monotherapy run-in period
- For the subgroup of mCRPC patients, biologic activity of XmAb808 has been observed with PSA declines during the four-week monotherapy run-in period, but higher doses are expected to be needed to trigger more meaningful clinical activity[2]
- **Clinical update and dose expansion expected to start during 1H'25**

NCT05585034. **1** As of 13-Jan-2025 **2** Update 09-Sep-2024

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14 ® New Pipeline Programs: B-cell Depleting T-cell Engagers Plamotamab (CD20 x CD3) XmAb657 (CD19 x CD3)

15 Well Validated Targets and Bispecific Antibody Formats Could Enable New Biology to Create Breakthrough Medicines Combination therapy using two approved antibodies showed additive efficacy in Phase 2 in colitis (Janssen) and new real-world multicenter studies Highly potent B-cell depletion demonstrated promise for patients with severe rheumatic and inflammatory autoimmune disorders in small academic studies, and depth of B-cell depletion has been linked to better clinical outcomes in larger randomized controlled trials Newly published data shows potential for multiple types of bispecific antibodies in autoimmune disease Nat Med. 2024 EULAR 2024 Front. Immunol. 2023 Lancet Gastroenterol Hepatol. 2023

Deep B-Cell Depletion with T-cell Engagers Could Help "Reset" the Immune System for Patients with Autoimmune Disease


B-cell depletion
Cytotoxic perforins & granzymes
Autoreactive B cell
T-cell activation against autoreactive B cell
Cytotoxic T Cell
CD3ε
B-cell antigen
(e.g., CD19, CD20)
XmAb® Bispecific Antibody

Autoreactive B-Cell Diseases[1]

Rheumatoid arthritis
Multiple sclerosis
Systemic lupus erythematosus
ANCA-associated vasculitis
Idiopathic inflammatory myopathy
Myasthenia gravis
NMOSD
Pemphigus vulgaris
Sjogren's syndrome
Systemic sclerosis

1 Schett G, et al. Ann Rheum Dis 2024;0:1-12.

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XmAb® CD20 & CD19 TCEs Can Address Significant Unmet Needs for Autoimmune Disease Responsive to Targeted B-Cell Depletion[1]

~2.2m
Patients with RA in US by 2030[2]

Currently >$20bn in annual disease modifying drug spend for treatment of rheumatoid arthritis within the US[12]

~1.1m
Patients with MS in US by 2030[3]

Ocrevus the market leader in US/EU5 with 24% global patient share, with >$5bn in US sales reported during 2023[12]

>200k
Patients with advanced SLE[4]

BENLYSTA US annual sales of >$1bn with high unmet need remaining for moderate-to-severe SLE[12]

>700k
Patients with other B-cell mediated diseases

B-cell depletion has demonstrated broad benefit across a wide-range of autoimmune diseases:

ANCA-associated vasculitis[5]
Idiopathic inflammatory myopathy[6]
Myasthenia gravis[7]
NMOSD[8]
Pemphigus vulgaris[9]
Sjogren's syndrome[10]
Systemic sclerosis[11]

1 Based on randomized controlled trials with positive primary endpoints (Schett G, et al. Ann Rheum Dis 2024;0:1–12. **2** J Manag Care Spec Pharm. 2018; 24(10):1010-1017. **3** JAMA Neurol. 2023; 80(7):693-701. **4** Arthritis Rheumatol. 2021 Jun; 73(6): 991–996. **5** J Clin Med. 2022;11(9):2573. **6** BMC Musculoskelet Disord. 2012; 13: 103. **7** Front Neurol. 2024; 15:1339167. **8** Mult Scler. 2024; 13524585231224683. **9** JAMA Dermatol. 2019; 155(5): 627-629. **10** Arthritis Care Res (Hoboken). 2017; 69(10):1612-1616. **11** J Manag Care Spec Pharm. 2020 Dec;26(12):1539-1547. **12** GlobalData.

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Plamotamab
Phase 2 Ready, Subcutaneous CD20 x CD3 BsAb

Planned proof-of-concept for the T-cell engager class in autoimmune and inflammatory disease

XmAb® CD20 x CD3 Bispecific Design



anti-CD20
Fab
anti-CD3
scFv
Bispecific
Fc Domain

- Plamotamab designed in a 1+1 format and selected for extended activity and favorable tolerability observed in NHPs
- Human half-life ~18 days; estimated 80% SC bioavailability
- Robust manufacturing process with high yield and excellent formulation stability data

Positioned for Success

- N=154 from dose escalation and expansion cohorts with both IV and SC formulations in B-cell cancers
- Comparable preliminary efficacy data to leading commercial CD20 x CD3 in patients with prior CAR-T
- IV & SC dosing regimens with improved CRS data vs. leading commercial CD20 x CD3[1]
- Existing inventories of drug product and drug substance for seamless integration into the next phase of clinical development

BsAb bispecific antibody **IV** intravenous **SC** subcutaneous **NHP** non-human primate **CRS** cytokine release syndrome **1** No head-to-head trial has been conducted evaluating plamotamab against other data included herein. Differences exist between clinical trial design, patient populations and the product candidates themselves, and caution should be exercised when comparing data across trials.

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19 Day 0 (Predose) Day 4 Day 8 Day 30 0 1 2 3 B ce ll / T c el l ( C D 40 + / C D 8+ ) Low dose High dose Single Dose of Plamotamab in NHPs Durable B-cell Depletion Observed in Blood and Lymphoid Organs Blood B cells Lymph node B cellsBone marrow B cells Days post-dose C D 40 + B c el ls (v s ba se lin e) -7 0 7 14 21 28 0.0 0.2 0.4 0.6 0.8 1.0 1.2 Low dose High dose Day 0 (Predose) Day 4 Day 8 Day 30 0.0 0.5 1.0 1.5 2.0 2.5 B ce ll / T c el l ( C D 40 + / C D 8+ ) Low dose High dose

>95-99% Peripheral B-cell Depletion Observed in Lymphoma Patients with IV & SC Plamotamab in Phase 1 Monotherapy Study

- Absolute CD19+ B-cell count in bone marrow (on C1D1 and C1D26) and whole blood (on C1D1 and timepoints up to C55D1) measured by flow cytometry
- >90% decrease in B cells in both bone marrow (baseline vs post-dose) and whole blood across the dose cohorts

Significant Reduction in B-cell Count



Percent Reduction of B Cells in Bone Marrow
% Reduction in B-cell Count by Flow Cytometry Until C2D26
Target Dose (mg)
50
45
40
35
30
25
20
15
10
5
50
0
-50
-100
Patients



Percent Reduction of B Cells in Whole Blood
Best % Reduction in B-cell Count by Flow Cytometry Within First 60 Days
Target Dose (mg)
160
140
120
100
80
60
40
20
50
0
-50
-100
Patients

C = cycle; D = day. Data includes patients from Parts A-D. No bone marrow samples were collected in Part D. Patients with LBCL were included if their baseline B-cell count was >10 cell/uL.

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21 Plamotamab: Plan for Phase 1b/2a RA Study Start Maximal efficiency to clinical proof of concept in rheumatoid arthritis • Quickly refine priming/step-up dosing regimens used in lymphoma studies • Assess SC and IV routes, and pre-medication regimen including corticosteroids, to be run in parallel on a staggered start • Assess safety, biomarkers, initial efficacy in RA patients Plamotamab Control Phase 2a 24 week duration Phase 1b Dose regimen A Phase 1b/2a Study Initiation Planned for 1H’25 Dose regimen B Dose regimen … • Advance selected dosing regimen into placebo-controlled trial in RA patients • Single-cycle dosing in line with other B-cell depleting agents • 24-week efficacy endpoint with interim efficacy analysis at week 12 with paired biomarker assessment Single 1b/2a study for seamless transition to randomized proof-of-concept trial

XmAb657: CD19 x CD3 Optimized for Autoimmune Disease

Rational XmAb® Design


anti-CD19
2 Fabs
anti-CD3
1 scFv
Xtend™
Bispecific
Fc Domain

- High affinity and stability anti-CD19 binder
  - Bivalent to efficiently target B cells expressing very low levels of CD19 (e.g., plasma cells and plasmablasts)
- Affinity-tuned and highly stable anti-CD3 binder
- Uses Xencor's clinically validated 2+1 format
- Heterodimeric Fc domain engineered to abrogate effector function and improve half-life
- Xtend™ Fc for long half life

Positioned for Success

Ongoing NHP studies have shown effective B-cell depletion with single dose

- Broad opportunity set of disease indications supports multiple development pathways for success
- EULAR 2024 and subsequent updates of CD19 CAR-T clinical data highlighted potential issues with CAR-T approach on efficacy and safety
- Rational design of XmAb657 supports best-in-class potential for clinical outcomes
- **Current timeline to FIH study in 2H25 puts Xencor on-track to be a leading CD19 x CD3 program within autoimmune disease**

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23 0 7 14 21 28 0 20 40 60 80 100 5000 10000 Days post administration B c el ls /μ L of b lo od Single Dose of XmAb657 in NHPs Deep B-cell Depletion Sustained for at Least 28 Days XmAb 657 Single IV Dose (low) XmAb657 Single IV Dose (high) * * * * * * * *** Peripheral blood 0 7 14 21 28 0 20 40 60 80 100 5000 10000 Days post administration B c el ls /μ L of b lo od 0 7 14 21 28 0 1 2 3 4 Days post administration % B c el ls a m on g ly m ph no de le uk oc yt es 0 7 14 21 28 0 1 2 3 4 5 Days post administration % B c el ls a m on g ly m ph no de le uk oc yt es 0 7 14 21 28 0 1 2 3 Days post administration % B c el ls a m on g bo ne m ar ro w le uk oc yt es Bone marrow Lymph nodes 0 7 14 21 28 0.0 0.5 1.0 1.5 2.0 Days post administration % B c el ls a m on g bo ne m ar ro w le uk oc yt es *peripheral B cells <1 B cell per µL; ‡this data point is zero B cells per µL ‡‡ ‡ B cells were gated as CD45+CD2-/lowCD20+CD4-CD8a-CD159a-

24 XmAb657: Rationally Designed for Autoimmune Disease FIH Planned 2H’25 • Has been observed to demonstrate deep and durable B-cell depletion in NHPs, enabled by potentially best-in-class pharmacokinetics • Has been well tolerated in NHP with no clinical signs of CRS • GMP production campaign initiated • Further plans to investigate subcutaneous dosing and priming • First-in-human study planned to initiate in 2H’25 0 7 14 21 28 Time (Days post dose) Xm A b6 57 s er um c on c. [n g/ m L] , l og s ca le Long half life with Xtend Fc technology (~15 days in NHP) has potential for durable B-cell depletion 0 7 14 21 28 0 20 40 60 80 100 5000 10000 Days post administration B c el ls / μ L of b lo od 0 7 14 21 28 0.0 0.5 1.0 1.5 2.0 Days post administration % B c el ls a m on g bo ne m ar ro w le uk oc yt es Peripheral B cells Lymph node B cells

25 ® New Pipeline Programs: TL1A Portfolio XmAb942 (Xtend TL1A) XmAb TL1A x IL-23

26 Inflammatory Bowel Disease (IBD) is a Devastating Disease with Significant Unmet Medical Need Abdominal pain Diarrhea Rectal bleeding Weight loss 1 Clarivate 2 GlobalData 3 Prescient whitepaper Global IBD drug spend projected to be $23bn+ by 20302 Two common forms: Crohn’s disease Ulcerative colitis ~3m Estimated diagnoses in the U.S.1 Significant Health Burden • Impaired quality of life • Lower life expectancy • Surgeries, hospitalization • Increased risk for intestinal resection • Increased risk for colorectal cancer Severe Symptoms of IBD • Fatigue • Fever • Reduced appetite • Mental health Current Standards of Care are Lacking S1P modulator 5-ASA Cortico- steroid α-TNF α-IL23 α-integrin JAK inhibitor Patients cycle through suboptimal treatments • Suboptimal efficacy: ~10-20% disease remission3 • Adverse events: Infection, malignancy, thromboembolism, cardiac • Burdensome regimens: poor patient compliance

Development of XmAb942 and XmAb TL1A x IL-23 for IBD

XmAb942 Design	XmAb TL1A x IL-23 Design	Phase 2 TL1A Studies and VEGA Study Support Strategy

XmAb942 Design



anti-TL1A
2 Fabs

Xtend™ + FcKO

XmAb TL1A x IL-23 Design



anti-TL1A
1 Fab
anti-IL23
1 Fab

Bispecific
Fc Domain

Phase 2 TL1A Studies and VEGA Study Support Strategy

- Building upon proof-of-concept studies with TL1A targeted therapy and combination therapies for the treatment of Ulcerative Colitis (UC) and Crohn's Disease (CD)
  - Validated best-in-class Xtend™ half-life extension in XmAb942
  - First-in-class potential of TL1A x IL-23 to target dual pathway inhibition

First-Gen TL1A Therapeutics vs SoC Biologics
UC Cross-Study Comparison:
Placebo Adjusted Clinical Remission – Induction Period[1]



12%
16%
25%
23%
27%
vedolizumab (anti-α4β7)
risankizumab (anti-IL23p19)
MK7240 (anti-TL1A)
RG6631 (anti-TL1A)
TEV48574 (anti-TL1A)

VEGA Ph2a
Clinical Remission of UC at Week 38[2]



48%
31%
21%
Combination (anti-TNF + anti-IL23)
Guselkumab (anti-IL23)
Golimumab (anti-TNF)

1 Sourced from Roivant presentation of TUSCANY, Entyvio (anti-integrin) and Humira (anti-TNF) data from VARSITY P3 study, S1P receptor modulator data from ELEVATE 52 P3 study
2 Guselkumab plus golimumab combination therapy versus guselkumab or golimumab monotherapy in patients with ulcerative colitis (VEGA); Feagan and Shao et al.; The Lancet G&H; Feb 2023

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Xtend™ Fc: Validated Half-Life Extension (HLE) Technology Enabling Potential Best-in-Class Anti-TL1A

Clinically validated with significantly improved half-life and dose frequency

- Ultomiris half-life extended >4x as compared to Soliris; maintenance dose frequency reduced by 4X[1]
- VRC01LS half-life extended >4X as compared to parental (71 days vs 15 days)[2]

Similar safety and immunogenicity risk as parental antibodies in studied antibodies using Xtend Fc domains[3,4,5]

Antibody thermostability maintained in studied antibodies using Xtend Fc domains[6,7]

Superior or comparable to other HLE technologies (e.g., YTE) across multiple studies and parameters[6,7,8]

Typical HLE scaling from cyno to human is ~3.5x[9]

Clinical Half-Life and Maintenance Dosing Ultomiris vs. Soliris[10]

Product	Half-life (days)[11]	Dosing Interval[1,12]
Ultomiris (with Xtend™)	**49.7-64.3**	**Q8W**
Soliris	11.33-12.1	Q2W

Proprietary Xtend™ Fc Domain has been incorporated into ≥ 35 molecules that have been tested in clinical studies

Xtend is commonly referred to as 'LS' in academic literature

1 Ultomiris & Soliris drug labels **2** Ledgerwood Clin Exp Imm 2015 **3** Lee et al. Blood 2019 **4** Gaudinski et al. PLOS Med 2018 **5** Vu et al. J Neurol 2023 **6** Ko et al. Exp Mol Med 2022 **7** Internal Data **8** Ko et al. Nature Letter 2014 **9** Haraya & Tachibana. BioDrugs (2023) 37:99–108 **10** Data adapted from FDA and EMA drug labels **11** Reported Half-life across approved indications **12** Maintenance dosing interval in adults

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XmAb942: Novel High-Affinity Anti-TL1A mAb Designed for Extended Half-Life, Under Development for the Treatment of IBD

- XmAb942 utilizes Xtend™ Fc domain technology with potentially class-leading potency
- Half-life in non-human primate studies, 23 days, supports Q8W to Q12W dosing in humans
- High concentration formulation for subcutaneous dosing
- Preclinical discovery and characterization presented during UEG Week 2024
- **First-in-human clinical study in healthy volunteers initiated 4Q'24**

Company	Program[1]	Potent	SC Dosing	Q8-12W Dosing	Half-life extension	Low Immunogenicity
Xencor	XmAb942	✓	✓	✓	✓	✓ Predicted
Merck (Prometheus)[2,3]	tulisokibart	✗	✓	✗	✗	✓
Roche (Roivant)[4,5]	RG-6631	✓	✓	✗	✗	✗
Sanofi (Teva)[6]	duvakitug	✓	✓	✗	✗	TBD

1 No head-to-head trial has been conducted evaluating XmAb942 against other data included herein. Differences exist between clinical trial design, patient populations and the product candidates themselves, and caution should be exercised when comparing data across trials 2 PRA023 Progress Update (Prometheus presentation) 3 Feagan et al. The Anti-TL1A Antibody PRA023 Demonstrated Proof-of-Concept in Crohn's Disease: Phase 2a APOLLO-CD Study Results (DOP87) Abstract citation ID: jjac190.0127 4 Banfield et al. Br J Clin Pharmacol. 2020;86:812–824 5 Clarke et al. mAbs. 2018;10:4, 664-677 6 Danese et al. Clin Gastroenterology and Hepatology. 2021;19:11, 2324-32.e6

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30 XmAb® TL1A x IL-23 to Have First-in-Class Potential First-in-Human Study Planned in 2026 TL1A Activity 0.0 01 0.0 1 0.1 1 10 10 0 1 2 3 4 Concentration (nM) Fo ld in du ct io n IL-23 Activity • Rapidly prototype in multiple formats • Optimize and tune for biological activity • Lead selection in 2025 IL-23 Ab Control TL1A Ab Control TL1A x IL-23 Prototype 2 TL1A x IL-23 Prototype 1 0.0 01 0.0 1 0.1 1 10 10 0 0 5×103 1×104 1.5×10 4 2×104 2.5×10 4 Concentration (nM) R LU XmAb protein engineering allows for a range of stable molecular structures Prototype TL1A x IL-23p19 bispecifics are functionally active on both axes

31 ® T Cell Selective, Dual Checkpoint Inhibitor Vudalimab (PD-1 x CTLA-4)

Vudalimab: Selective PD-1 x CTLA-4 Bispecific Antibody

- Monotherapy generally well tolerated, with a potentially differentiated profile from two-antibody combination therapy (PD-1 + CTLA-4)
- Xencor's initial focus on tumors with poor PD-1 inhibitor activity: e.g., prostate cancer anti-CTLA-4
1 Fab
anti-PD-1
scFv
Xtend™
Bispecific
Fc Domain

Vudalimab is Designed to Promote Tumor-Selective T Cell Targeting



Periphery
Weak monovalent interactions on single-positive cells
No Activation
CTLA4 only
PD1 only
Tumor Environment
Strong bivalent interactions on double-positive cells
TIL Activation
Tumor
Double-positive TILs

- Tumor infiltrating lymphocytes (TILs) coexpress multiple checkpoints (Matsuzaki 2010, Fourcade 2012, Gros 2014)
- Bivalent binding increases avidity

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Vudalimab Development Program for mCRPC and NSCLC

Completed enrollment in ongoing vudalimab studies year-end 2024

mCRPC

Two ongoing studies of vudalimab in mCRPC

2021	2022	2023	2024	2025

Study: DUET-2

Phase 1 Vudalimab dose-escalation and expansion study in mixed solid tumors

Study: XmAb717-04

Phase 2 Vudalimab + chemotherapy or PARPi in molecularly defined mCRPC

Study: XmAb717-05

Phase 2 Vudalimab monotherapy in high-risk mCRPC cohort

XmAb717-05: Phase 2 vudalimab monotherapy in high-risk mCRPC cohort

Vudalimab monotherapy has been associated with clinical response in 5 out of 12 evaluable mCRPC patients with visceral or lymph node metastases

- Findings consistent with observations of durable responses (41 and 27 weeks) in Phase 1 mCRPC cohort in 2 patients with visceral and lymph node metastases (extrapelvic and/or intrapelvic)

Vudalimab monotherapy safety profile has been consistent with other checkpoint inhibitor therapies

- Low rate of discontinuation of treatment due to AEs

Additional data will inform future development efforts in monotherapy, and/or contribution of monotherapy to combination treatment

NCT05032040. Data presented February 27, 2024.

1H25: XmAb717-04 and XmAb717-05 expansion readout

NSCLC

Phase 1b/2 Study in 1L NSCLC in combination with chemotherapy

Encouraging proof-of-concept data in NSCLC supports evaluation of vudalimab in 1L

Volrustomig (PD-1 x CTLA-4) in checkpoint-naïve NSCLC shows superior PFS over pembrolizumab

- Volrustomig + chemo vs. pembrolizumab + chemo

Vudalimab Phase 1 activity in 3-4L patients (Cohort C: 20 patients with NSCLC)

- Heavily-pretreated population: 95% checkpoint experienced, 40% ≥ 2 prior checkpoints, median 3 prior therapies
- 14% objective response rate (2 partial responses of 14 evaluable); 50% disease control rate (7/14)

NCT06173505

1H25: Evaluate chemo combination safety

mCRPC metastatic castration-resistant prostate cancer **NSCLC** non-small cell lung cancer

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Potential Inflection Points for Xencor's Clinical Portfolio in 2025

XmAb Drug Candidate		Indication	1H'25	2H'25
Oncology Portfolio				
XmAb819	ENPP3 x CD3	ccRCC	**Initiation of dose expansion**	
XmAb808	B7-H3 x CD28	Solid tumor	**Initiation of dose expansion**	
XmAb541	CLDN6 x CD3	Ovarian+		**Advance toward target dose levels**
Vudalimab	PD-1 x CTLA-4	mCRPC	**Mono & combo cohort expansion readout**	
		NSCLC	**Evaluate chemo combination safety**	
Immunology Portfolio				
XmAb942	Xtend™ TL1A	IBD+	**SAD readout**	**MAD readout and Phase 2 start**
Plamotamab	CD20 x CD3	Rheumatoid arthritis	**Initiate Phase 1/2 study**	
XmAb657	CD19 x CD3	Autoimmune		**Initiate FIH study**

As presented 13-Jan-2025 **SAD** Single ascending dose **MAD** multiple ascending dose **FIH** first-in-human

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® Proteins by Design® XmAb® Antibody Therapeutics Corporate Overview January 2025